Exhibit 10.2

Execution Version

Myers Industries, Inc.

___________________________________

Fourth Amendment

Dated as of September 29, 2022

to the

Note Purchase Agreement

Dated as of October 22, 2013

___________________________________

Re: $11,000,000 5.25% Senior Notes, Series B, due January 15, 2024
$29,000,000 5.30% Senior Notes, Series C, due January 15, 2024; and
$20,000,000 5.45% Senior Notes, Series D, due January 15, 2026

28932329v2

Fourth Amendment to the Note Purchase Agreement

This Fourth Amendment to the Note Purchase Agreement, dated as of September 29, 2022 (the or this “Fourth Amendment”), is by and among Myers Industries, Inc., an Ohio corporation (the “Company”), the Subsidiary Guarantors party hereto, and each of the institutions which is a signatory to this Fourth Amendment (collectively, the “Noteholders”).

Recitals:

A. The Company and each of the Noteholders have heretofore entered into the Note Purchase Agreement, dated as of October 22, 2013, as amended by the First Amendment thereto, dated as of July 21, 2015, the Second Amendment thereto, dated as of March 8, 2017 and the Third Amendment thereto, dated as of March 12, 2021 (as amended and as may be amended or supplemented in the future, the “Note Purchase Agreement”). Pursuant to the Note Purchase Agreement, the Company has issued (i) $11,000,000 of the Company’s 5.25% Senior Notes, Series B, due January 15, 2024 (the “Series B Notes”), (ii) $29,000,000 of the Company’s 5.30% Senior Notes, Series C, due January 15, 2024 (the “Series C Notes”), and (iii) $20,000,000 of the Company’s 5.45% Senior Notes, Series D, due January 15, 2026 (the “Series D Notes,” and collectively with the Series B Notes and the Series C Notes, the “Notes”). The Company previously issued $40,000,000 of the Company’s 4.67% Senior Notes, Series A, due January 15, 2021 (the “Series A Notes”) pursuant to the Note Purchase Agreement and such Series A Notes have matured and are no longer outstanding. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes as required by Section 17.1 of the Note Purchase Agreement.

B. The Company and the Noteholders now desire to amend the Note Purchase Agreement in such respects, but only in such respects, as hereinafter set forth.

C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

D. All requirements of law have been fully complied with and all other acts and things necessary to make this Fourth Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Fourth Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

Section 1. Amendments.

Section 1.1. Effective upon the Effective Date (as hereinafter defined), Section 10.8 of the Note Purchase Agreement is hereby amended by replacing the number “$17,000,000” as it appears in such section with “$22,000,000.”

Section 2. Representations and Warranties of the Company.

Section 2.1. To induce the Noteholders to execute and deliver this Fourth Amendment (which representations shall survive the execution and delivery of this Fourth Amendment), the Company represents and warrants to the Noteholders that:

(a) this Fourth Amendment has been duly authorized, executed and delivered by it and this Fourth Amendment constitutes a legal, valid and binding obligation, contract and agreement of the Company, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and by general principles of equity;

(b) the Note Purchase Agreement, as amended by this Fourth Amendment, constitutes a legal, valid and binding obligation, contract and agreement of the Company, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and by general principles of equity;

(c) the execution, delivery and performance by the Company of this Fourth Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or the Company’s certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon the Company or (3) any provision of any material indenture, agreement or other instrument to which the Company is a party or by which its properties or assets are or may be bound, including, without limitation, the Material Credit Facility, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

(d) all Subsidiary Guarantors and all Pledgors have agreed to this Fourth Amendment and are parties hereto; and

(e) as of the date hereof and immediately after giving effect to this Fourth Amendment, no Default or Event of Default has occurred which is continuing.

Section 3. Conditions to Effectiveness of This Fourth Amendment.

Section 3.1. This Fourth Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied (the “Effective Date”):

(a) executed counterparts of this Fourth Amendment, duly executed by the Company and the holders of 100% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

(b) the Noteholders shall have received a copy of the Sixth Amended and Restated Loan Agreement, dated as of the date hereof, among the Company, the foreign subsidiary borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, National Association, a national banking association, as administrative agent for the lenders, which is in a form and substance satisfactory to the Noteholders; and

(c) the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof.

Section 4. Miscellaneous.

Section 4.1. This Fourth Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Fourth Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 4.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Fourth Amendment may refer to the Note Purchase Agreement without making specific reference to this Fourth Amendment but nevertheless all such references shall include this Fourth Amendment unless the context otherwise requires.

Section 4.3. The descriptive headings of the various Sections or parts of this Fourth Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.4. This Fourth Amendment shall be governed by and construed in accordance with the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit or require the application of the laws of a jurisdiction other than such State.

Section 4.5. The reasonable and documented fees and expenses of Chapman and Cutler, LLP, counsel to the Noteholders, shall be paid by the Company, in connection with the negotiation, preparation, approval, execution and delivery of this Fourth Amendment.

Section 4.6. The execution hereof by the parties shall constitute a contract between such parties for the uses and purposes hereinabove set forth, and this Fourth Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

[Rest of page left intentionally blank.]

IN WITNESS WHEREOF, the parties signing this Fourth Amendment have caused this Amendment to be executed and delivered as of the day and year first written above.

Myers Industries, Inc.

By: /s/ Michael P. McGaugh

Name: Michael P. McGaugh

Title: President and Chief Executive Officer

This Agreement is hereby accepted and
agreed to as of the date hereof.

The Prudential Insurance Company of America

By: PGIM, Inc., as investment manager

By: /s/ Joshua Shipley

Vice President

Prudential Legacy Insurance Company of New Jersey

By: PGIM, Inc., as investment manager

By: /s/ Joshua Shipley

Vice President

Zurich American Insurance Company

By: PGIM Private Placement Investors, L.P. (as

Investment Advisor)

By: PGIM Private Placement Investors, Inc. (as its

General Partner)

By: /s/ Joshua Shipley

Vice President

This Agreement is hereby accepted and
agreed to as of the date thereof.

Connecticut General Life Insurance Company

By: CIGNA Investments, Inc. (authorized agent)

By: /s/ Jason M. Smith

Name: Jason M. Smith

Title: Managing Director

Life Insurance Company of North America

By: CIGNA Investments, Inc. (authorized agent)

By: /s/ Jason M. Smith

Name: Jason M. Smith

Title: Managing Director

Cigna Health and Life Insurance Company

By: CIGNA Investments, Inc. (authorized agent)

By: /s/ Jason M. Smith

Name: Jason M. Smith

Title: Managing Director

IN WITNESS WHEREOF, the parties signing this Fourth Amendment have caused this Amendment to be executed and delivered as of the day and year first written above.

Buckhorn Inc.

By: /s/ Michael P. McGaugh

Name: Michael P. McGaugh

Title: President

Ameri-Kart Corp.

By: /s/ Michael P. McGaugh

Name: Michael P. McGaugh

Title: President and Chairman

Patch Rubber Company

By: /s/ Michael P. McGaugh

Name: Michael P. McGaugh

Title: President

Myers Tire Supply Distribution, Inc.

By: /s/ Michael P. McGaugh

Name: Michael P. McGaugh

Title: President

Scepter US Holding Company

By: /s/ Michael P. McGaugh

Name: Michael P. McGaugh

Title: President

Ameri-Kart (MI) Corp.

By: /s/ Michael P. McGaugh

Name: Michael P. McGaugh

Title: President and Chairman

Jamco Products Inc.

By: /s/ Michael P. McGaugh

Name: Michael P. McGaugh

Title: President

Scepter Manufacturing, LLC

By: /s/ Michael P. McGaugh

Name: Michael P. McGaugh

Title: President and Chief Executive Officer

DSS Direct, Inc.

By: /s/ Michael P. McGaugh

Name: Michael P. McGaugh

Title: President

Elkhart Plastics LLC

By: /s/ Michael P. McGaugh

Name: Michael P. McGaugh

Title: President

Erie Island LLC

By: /s/ Michael P. McGaugh

Name: Michael P. McGaugh

Title: Manager

Trilogy Plastics Alliance, Inc.

By: /s/ Michael P. McGaugh

Name: Michael P. McGaugh

Title: President